SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 5, 2001



                    Residential Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)



       Delaware                      333-52088             51-0362653
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(State or other jurisdiction of    (Commission   (I.R.S. employer identification
     incorporation)                file number)               no.)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
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               (Address of principal executive offices) (Zip code)



        Registrant's telephone number, including area code (952) 832-7000



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          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

     On September 26, 2001, the Registrant expects to cause the issuance and sale of Home Equity Mortgage Pass-Through Certificates, Series 2001-KS3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2001, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

     In connection with the expected sale of the Series 2001-KS3, the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-IO, Class M-I-1, Class M-I-2, Class M-I-3, Class A-II, Class M-II-1, Class M-II-2 and Class M-II-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.

     The Computational Materials filed herewith as Exhibit 99 have been provided by the Underwriters. The Computational Materials consist of the pages that appear after the Form SE cover sheet. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

     Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS

         Not applicable

(b)      PRO FORMA FINANCIAL INFORMATION

         Not applicable

(c)      EXHIBITS


                ITEM 601 (A) OF
                 REGULATION S-K
  EXHIBIT NO.     EXHIBIT NO.                DESCRIPTION

       1                99              Computational Materials
       2                99              Additional Computational Materials
       3                99              Underwriters Legend of Residential
                                        Funding Securities

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the Registrant by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET SECURITIES CORPORATION



                                   By:   /S/ JULIE STEINHAGEN
                                         --------------------
                                         Name:Julie Steinhagen
                                         Title:Vice President



     Dated:  September 5, 2001

                                  EXHIBIT INDEX


             ITEM 601 (A) OF     SEQUENTIALLY
             REGULATION S-K      NUMBERED
EXHIBIT NO.  EXHIBIT NO.         DESCRIPTION                         FORMAT

     1             99        Computational Materials             Filed Manually
     2             99        Additional Computational Materials  Filed Manually
     3             99        Underwriters Legend of Residential  Filed Manually
                             Funding Securities

                                    EXHIBIT 1

                             (Intentionally Omitted)